UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23086

WP Trust

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Parkway, Suite 100, Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

John H. Lively

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

Registrant’s telephone number, including area code: 877-244-6235

Date of fiscal year end: 08/31/2018

Date of reporting period: 08/31/2018

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the WP Large Cap Income Plus Fund, a series of the WP Trust (the “registrant”), for the period ended August 31, 2018 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

WP Large Cap Income Plus Fund Institutional Class Shares (Ticker Symbol: WPLCX) A series of the WP Trust

ANNUAL REPORT

August 31, 2018

Investment Adviser

Winning Points Advisers, LLC

129 NW 13th Street, Suite D-26

Boca Raton, Florida 33431

To the shareholders of WPLCX:

It has been nearly five years since we opened the WP Large Cap Income Plus Fund (“WPLCX” or the “Fund”) and this year marked another positive year of growth.

For the twelve-month period ended August 31, 2018, WPLCX was up 17.14%(a) vs a gain of 21.00%(a) for the Dow Jones Industrial Average Total Return Index(b) (the “Dow Index”) (our benchmark index) and 19.66%(a) for the S&P 500® Total Return Index(c) (“S&P 500”). Our three- year annualized return was 19.05% vs 19.15% for the Dow Index and 16.10% for the S&P 500. Though slightly trailing our benchmark, the Fund did outperform the S&P 500 by nearly 300 basis points over the last three years and is something we are extremely proud of.

Part of this performance can be attributed to our diversified portfolio of Large Cap Stocks (88% of the portfolio) which pay dividends in the 2-5% range. We benefited greatly from the performance of our financial stocks which comprise 29% of the portfolio, and Apple, Berkshire Hathaway and Microsoft were individual standouts. In 2018 we initiated positions in Archer Daniels Midland, Catasys, Facebook, and WalMart, added to positions in China Mobil, IBM, Exxon, and Wells Fargo, and sold GE and Deutsche Bank. The other part of the performance can be attributed to our Option/Cash Flow process. By way of explanation, this process is something we developed ourselves and it has been evolving over the eight years since we started it. It is labor intensive, requires constant attention, and has our proprietary software to keep track of positions. To the best of our knowledge, it is not available on any retail platform we are aware of.

Readers of last year’s letter may recall we mentioned the chance we might see GDP growth of 4%+ in 2018 and we are happy to report that became a reality. We continue to be positive on the stock market for the same reasons as last year but anticipate things will begin to tighten as interest rates slowly rise due to the strength in the U.S. economy. In an environment like this, we are content to collect our dividends and hopefully enhance our cash flow through our Option/Cash Flow process.

As we see it, there are three likely results when you purchase a mutual fund: it goes up in value, it goes down in value, it goes way down in value (see 2008-2009). The objective of our Fund is to let you participate in the up value, which we have done in the previous three years, and lessen the impact of a way down market, which we have not experienced yet. We continue to believe our Option/Cash Flow process will help protect the Fund against the next major market downturn.

We see the big risk these days (and all days, but more so now, due to technology) is that of another 9/11 type of event that shuts down the economy and scares everyone. We believe the next one will be worse than 9/11 in that we all are older and remember how bad things got in 2008-09 and hence we think that any panic will be exacerbated, due to age of investors, fewer working years ahead, mistrust in the system and recent experiences.  We hope it never happens, but we are trying to build our strategy to be able to buy insurance against it, should we wake up one Monday to a "new and different" 9/11.

Thanks for your patience and trust.

John Brandt

Portfolio Manager

(a) The performance information quoted assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235. Investors should consider the investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about the Fund can be found in the Fund’s prospectus. Please read it carefully before investing.

(b) The Dow Jones Industrial Average Total Return Index tracks the total return of the member stocks of the Dow Jones Industrial Index, which is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

(c) The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

INVESTMENT HIGHLIGHTS

August 31, 2018 (Unaudited)

The investment objective of the WP Large Cap Income Plus Fund (the “Fund”) is total return. To meet its investment objective, the Fund will invest 80% of its total assets in large cap domestic equity securities and exchange-traded funds (“ETFs”) that primarily invest in large cap domestic equity securities. The Fund will seek income through dividends paid on such securities. The Fund will also seek to produce income (e.g., premium income on the sale of an option) and return stability through an options strategy.

Winning Points Advisers, LLC (the “Adviser”), the investment adviser to the Fund, intends to sell covered call options on a portion of the Fund’s stock holdings. The extent of option selling will depend on market conditions and the Adviser’s consideration of the advantages of selling call options on the Fund’s equity investments.

The Fund may also sell put options on stocks and ETFs the Adviser believes are attractive for purchase at prices at or above the exercise price of the put options sold. The Fund may, in certain circumstances, purchase put options on the S&P 500® Composite Stock Price Index (the “S&P 500”) and on individual stocks to protect against a loss of principal value due to stock price decline. The extent of option selling depends on market conditions and the Adviser’s judgment. The Fund may also seek to pursue its investment objective by selling a series of call and put option spread combinations on the S&P 500.

The Fund may be appropriate for investors with long-term horizons who are not sensitive to short-term losses and want to participate in the long-term growth of the financial markets. The Fund seeks to minimize the effects of inflation on its portfolio.

The percentages in the above graph are based on the portfolio holdings of the Fund as of August 31, 2018 and are subject to change.

For a detailed break-out of holdings by industry and by investment type, please refer to the Schedule of Investments.

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

INVESTMENT HIGHLIGHTS

August 31, 2018 (Unaudited)

Returns as of August 31, 2018	One Year	Since Inception of December 4, 2013 through August 31, 2018
WP Large Cap Income Plus Fund Institutional Class shares	17.14%	9.11%
Dow Jones Industrial Average Total Return Index	21.00%	13.65%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the WP Large Cap Income Plus Fund versus the Dow Jones Industrial Average Total Return Index. The Dow Jones Industrial Average Index is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Dow Jones Industrial Average Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the WP Large Cap Income Plus Fund, which will generally not invest in all the securities comprising the index.

WINNING POINTS FUNDS	ANNUAL REPORT
WP Large Cap Income Plus Fund SCHEDULE OF INVESTMENTS August 31, 2018

	Shares	Fair Value
COMMON STOCKS - 101.14%

Aerospace & Defense - 3.69%
Lockheed Martin Corp. (b)	4,200	$1,345,722

Agriculture - 2.75%
Altria Group, Inc. (b)	15,400	901,208
Archer-Daniels-Midland Co. (b)	2,000	100,800
		1,002,008
Banks - 23.42%
Bank of America Corp. (b)	69,000	2,134,170
BB&T Corp. (b)	4,900	253,134
Citigroup, Inc. (b)	21,000	1,496,040
Goldman Sachs Group, Inc. (b)	2,600	618,306
JPMorgan Chase & Co. (b)	17,200	1,970,776
Lloyds Banking Group PLC - ADR (b)	58,000	179,220
PNC Financial Services Group, Inc. (b)	2,300	330,142
Wells Fargo & Co. (b)	26,600	1,555,568
		8,537,356
Beverages - 4.40%
Diageo PLC - ADR (b)	5,800	808,578
PepsiCo, Inc. (b)	7,100	795,271
		1,603,849
Biotechnology - 0.50%
Biogen, Inc. (a) (b)	300	106,047
Gilead Sciences, Inc. (b)	1,000	75,730
		181,777
Building Materials - 0.21%
Johnson Controls International PLC (b)	2,000	75,540

Computers - 8.57%
Apple, Inc. (b)	10,500	2,390,115
International Business Machines Corp. (b)	4,700	688,456
Leidos Holdings, Inc. (b)	665	47,062
		3,125,633
Diversified Financial Services - 4.07%
BlackRock, Inc. (b)	3,100	1,485,086

Food - 3.71%
Sysco Corp. (b)	18,100	1,354,242

Healthcare - Products - 1.86%
Baxter International, Inc. (b)	9,100	676,767

Healthcare - Services - 2.19%
Catasys, Inc. (a) (b)	87,991	798,958

Insurance - 4.03%
Allianz SE - ADR (b)	1,400	29,757
Berkshire Hathaway, Inc. - Class B (a) (b)	6,900	1,440,168
		1,469,925
Internet - 0.19%
Alibaba Group Holding Ltd. - ADR (a) (b)	400	70,004

Investment Companies - 0.19%
Ares Capital Corp. (b)	2,300	40,158
BlackRock Capital Investment Corp. (b)	4,500	28,215
		68,373

WINNING POINTS FUNDS	ANNUAL REPORT
WP Large Cap Income Plus Fund SCHEDULE OF INVESTMENTS August 31, 2018

	Shares	Fair Value
COMMON STOCKS - 101.14% (Continued)

Lodging - 0.40%
MGM Resorts International (b)	5,000	$144,950

Media - 1.01%
Comcast Corp. - Class A (b)	10,000	369,900

Miscellaneous Manufacturing - 0.25%
General Electric Co. (b)	7,000	90,580

Oil & Gas - 16.67%
BP PLC - ADR (b)	36,200	1,552,256
Chevron Corp. (b)	8,900	1,054,294
China Petroleum & Chemical Corp. - ADR (b)	5,500	546,205
ConocoPhillips (b)	18,000	1,321,740
Exxon Mobil Corp. (b)	20,000	1,603,400
		6,077,895
Pharmaceuticals - 0.91%
AstraZeneca PLC - ADR (b)	2,800	107,352
Pfizer, Inc. (b)	5,000	207,600
Titan Pharmaceuticals, Inc. (a) (b)	22,000	16,170
		331,122
Retail - 8.76%
McDonald's Corp. (b)	10,800	1,752,084
Target Corp. (b)	8,800	770,000
Walmart, Inc. (b)	7,000	671,020
		3,193,104
Semiconductors - 4.21%
Intel Corp. (b)	30,000	1,452,900
Skyworks Solutions, Inc. (b)	900	82,170
		1,535,070
Software - 7.06%
Microsoft Corp. (b)	22,900	2,572,357

Telecommunications - 2.09%
China Mobile Ltd. - ADR (b)	15,900	763,041

TOTAL COMMON STOCKS (Cost $25,838,596)		36,873,259

CLOSED-END FUNDS - 5.00%
Aberdeen Emerging Markets Equity Income Fund, Inc. (b)	3,363	23,239
Aberdeen Total Dynamic Dividend Fund (b)	30,000	266,700
Boulder Growth & Income Fund, Inc. (b)	97,000	1,083,490
Clough Global Equity Fund (b)	1,368	20,944
Special Opportunities Fund, Inc. (b)	22,185	334,328
Virtus Total Return Fund, Inc. (b)	8,985	95,780

TOTAL CLOSED-END FUNDS (Cost $1,466,880)		1,824,481

EXCHANGE-TRADED FUNDS - 3.70%

Equity Funds - 3.70%
iShares MSCI EAFE ETF (b)	10,200	686,868
iShares U.S. Financial Services ETF (b)	4,800	661,920
		1,348,788

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,041,345)		1,348,788

WINNING POINTS FUNDS	ANNUAL REPORT
WP Large Cap Income Plus Fund SCHEDULE OF INVESTMENTS August 31, 2018

	Shares	Fair Value

OPTIONS PURCHASED (Cost $178,458) - 0.19% (c)		$70,000

SHORT-TERM INVESTMENTS - 0.54%
Federated Government Obligations Fund - Institutional Shares, 1.83% (d)	196,558	196,558
TOTAL SHORT-TERM INVESTMENTS (Cost $196,558)		196,558

TOTAL INVESTMENTS (Cost $28,721,837) - 110.57%		$40,313,086

OPTIONS WRITTEN (Proceeds $4,305,305) - (11.50)% (e)		(4,194,170)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.93%		339,222

NET ASSETS - 100%		$36,458,138

(a) Non-income producing security.

(b ) All or a portion of the security is segregated as collateral for options written.

(c) Please refer to the Schedule of Purchased Options for details of options purchased.

(d ) Rate shown represents the 7-day effective yield at August 31, 2018, is subject to change and resets daily.

(e) Please refer to the Schedule of Written Options for details of options written.

ADR - American Depositary Receipt.

ETF - Exchange-Traded Fund

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

WINNING POINTS FUNDS	ANNUAL REPORT
WP Large Cap Income Plus Fund SCHEDULE OF PURCHASED OPTIONS August 31, 2018

OPTIONS PURCHASED - 0.19%

PUT OPTIONS PURCHASED - 0.19%	Contracts [1]	Notional Amount	Exercise Price	Expiration	Fair Value

CBOE S&P 500 Index	350	$79,625,000	$2,275.00	9/17/2018	$10,500
CBOE S&P 500 Index	350	$77,000,000	$2,200.00	10/19/2018	59,500
TOTAL PUT OPTIONS PURCHASED (Cost $178,458)					70,000

TOTAL OPTIONS PURCHASED (Cost $178,458)					$70,000

1 Each option contract is equivalent to 100 units of the underlying index. All options are non-income producing.

The accompanying notes are an integral part of these financial statements.

WINNING POINTS FUNDS	ANNUAL REPORT
WP Large Cap Income Plus Fund SCHEDULE OF WRITTEN OPTIONS August 31, 2018

OPTIONS WRITTEN - (11.50)%

CALL OPTIONS WRITTEN - (5.75)%	Contracts [1]	Notional Amount	Exercise Price	Expiration	Fair Value

CBOE S&P 500 Index	80	$24,200,000	$3,025.00	6/20/2019	$1,513,280
CBOE S&P 500 Index	33	$9,735,000	$2,950.00	12/20/2019	585,090

TOTAL CALL OPTIONS WRITTEN (Proceeds $2,229,281)					2,098,370

PUT OPTIONS WRITTEN - (5.75%)	Contracts [1]	Notional Amount	Exercise Price	Expiration	Fair Value

CBOE S&P 500 Index	350	$85,750,000	$2,450.00	9/20/2019	2,095,800

TOTAL PUT OPTIONS WRITTEN (Proceeds $2,076,024)					2,095,800

TOTAL OPTIONS WRITTEN (Proceeds $4,305,305)					$4,194,170

1 Each option contract is equivalent to 100 units of the underlying index. All options are non-income producing.

The accompanying notes are an integral part of these financial statements.

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2018
Assets:
Investments, at value (identified cost $28,721,837)	$40,313,086
Deposits at broker for options	303,798
Receivables:
Interest	386
Dividends	128,040
Prepaid expenses	4,734
Total assets	40,750,044

Liabilities:
Options written, at value (identified proceeds $4,305,305)	4,194,170
Payables:
Due to advisor	41,498
Accrued distribution (12b-1) fees	14,504
Due to administrator	10,994
Accrued expenses	30,740
Total liabilities	4,291,906
Net Assets	$36,458,138

Sources of Net Assets:
Paid-in capital	$25,528,974
Accumulated net realized loss on investments, options purchased and options written	(773,220)
Net unrealized appreciation on investments, options purchased and options written	11,702,384
Total Net Assets (Unlimited shares of beneficial interest authorized)	$36,458,138

Institutional Class Shares:
Net assets applicable to 2,481,246 shares outstanding	$36,458,138
Net Asset Value, Offering and Redemption Price Per Share	$14.69

The accompanying notes are an integral part of these financial statements.

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

STATEMENT OF OPERATIONS

For the
Year Ended
August 31, 2018
Investment income:
Dividends (net of foreign withholding taxes of $6,283)	$929,751
Interest	7,470
Total investment income	937,221

Expenses:
Management fees (Note 6)	450,919
Distribution (12b-1) fees - Institutional Class	83,504
Accounting and transfer agent fees and expenses	130,235
Interest expense *	110,886
Audit fees	16,440
Trustee fees and expenses	17,065
Legal fees	58,507
Custodian fees	15,780
Miscellaneous	13,203
Pricing fees	7,627
Registration and filing fees	3,940
Insurance	2,046
Reports to shareholders	304
Total expenses	910,456

Net investment income	26,765

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(591,554)
Long-term capital gains distributions from other investment companies	49,590
Options purchased	(472,364)
Options written	318,566
Net realized loss on investments and options	(695,762)

Net change in unrealized appreciation (depreciation) on:
Investments	5,860,047
Options purchased	(68,586)
Options written	85,533
Net change in unrealized appreciation on investments and options	5,876,994

Net realized and unrealized gain on investments	5,181,232

Net increase in net assets resulting from operations	$5,207,997

*	Interest expense is incurred with respect to the Fund's options investment strategy.

The accompanying notes are an integral part of these financial statements.

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	August 31, 2018	August 31, 2017
Increase (decrease) in net assets from:
Operations:
Net investment income	$26,765	$177,607
Net realized gain (loss) on investments and options	(695,762)	2,040,391
Net change in unrealized appreciation on investments and options	5,876,994	3,721,085
Net increase in net assets resulting from operations	5,207,997	5,939,083

Distributions to shareholders from:
Net investment income - Institutional Class	(148,390)	(46,285)
Net realized capital gains - Institutional Class	(683,003)	—
Total distributions	(831,393)	(46,285)

Capital share transactions (Note 4):
Increase (decrease) in net assets from capital share transactions	2,220,484	(27,811)

Increase in net assets	6,597,088	5,864,987

Net Assets:
Beginning of year	29,861,050	23,996,063

End of year	$36,458,138	$29,861,050
Undistributed accumulated net investment income	$—	$124,900

The accompanying notes are an integral part of these financial statements.

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

STATEMENT OF CASH FLOWS

For the
Year Ended
August 31, 2018
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets resulting from operations	$5,207,997
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(4,513,337)
Proceeds from disposition of investment securities	1,461,304
Purchases of options	(2,796,152)
Proceeds from disposition of options	2,247,976
Sales of short-term investment securities, net	186,607
Decrease in due to broker	(47,034)
Increase in deposits at broker for options	(303,798)
Decrease in dividends and interest receivable	27,417
Decrease in prepaid expenses	64
Premiums received from options written	39,538,126
Payments to cover options written	(37,282,722)
Increase in accrued expenses	20,279
Net change in unrealized appreciation on investments and options	(5,876,994)
Net realized gain on investments and options	741,176
Net cash used in operating activities	(1,389,091)

Cash flows from financing activities:
Proceeds from Fund shares sold	4,093,289
Payment on Fund shares redeemed	(2,695,904)
Cash distributions paid	(8,294)
Net cash provided from financing activities	1,389,091

Net increase (decrease) in cash	$—

Cash:
Beginning of year	$—
End of year	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $823,099.

Interest paid by the Fund amounted to $110,886.

The accompanying notes are an integral part of these financial statements.

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Institutional Class
	For the Year Ended August 31, 2018		For the Year Ended August 31, 2017		For the Year Ended August 31, 2016		For the Year Ended August 31, 2015		For the Year Ended August 31, 2014 (a)
Net Asset Value, Beginning of Year/Period	$12.86		$10.31		$8.96		$10.56		$10.00

Investment Operations:
Net investment income (loss)	0.01		0.08		—		0.03		(0.06)
Net realized and unrealized gain (loss) on investments	2.17		2.49		1.37		(1.63)		0.62
Total from investment operations	2.18		2.57		1.37		(1.60)		0.56

Distributions:
From net investment income	(0.06)		(0.02)		—		—		—
From return of capital	—		—		(0.02)		—		—
From net realized capital gains	(0.29)		—		—		—		—
Total distributions	(0.35)		(0.02)		(0.02)		—		—

Net Asset Value, End of Year/Period	$14.69		$12.86		$10.31		$8.96		$10.56

Total Return (b)	17.14%		24.95%		15.28%		(15.15)%		5.60	%(c)(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$36,458		$29,861		$23,996		$20,846		$19,107

Ratios of expenses to average net assets (h):	2.73	%(e)	2.47	%(e)	2.93	%(e)	2.92	%(e)	3.32	%(f)(g)

Ratios of net investment income (loss):	0.08%		0.65%		0.04%		0.32%		(1.00	)%(f)(g)

Portfolio turnover rate	4.01%		3.11%		5.30%		6.88%		1.78	%(c)

(a)	The WP Large Cap Income Plus Fund commenced operations on October 10, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Total Return is for the period from December 4, 2013, the date of initial portfolio trades, through August 31, 2014.
(e)	The ratios include 0.33% of interest expense during the year ended August 31, 2018, 0.19% of interest expense during the fiscal year ended August 31, 2017, 0.20% of interest expense during the fiscal year ended August 31, 2016 and 0.03% of interest expense during the year ended August 31, 2015.
(f)	Ratios are for the period from December 4, 2013, the date of initial expense accruals, through August 31, 2014.
(g)	Annualized.
(h)	Ratios do not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2018

1.            ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The WP Large Cap Income Plus Fund (the “Fund”) is a series of WP Trust (the “Trust”). The Trust was organized on June 4, 2015 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund is a diversified Fund. The Fund’s investment objective is total return. The Fund’s investment adviser is Winning Points Advisers, LLC (the “Adviser”). The Fund has three classes of shares, Class A, Class C and Institutional Class shares. Currently only the Institutional Class shares are being offered for sale.

The Fund commenced operations on October 10, 2013 as a separate series of the 360 Funds Trust (the “Predecessor Fund) and was advised by the Adviser. The 360 Funds Trust was organized on February 24, 2005 as a Delaware statutory trust and is an open-end management investment company under the 1940 Act. Pursuant to a reorganization that took place on August 20, 2018, shareholders of the Predecessor Fund voted to approve the Agreement and Plan of Reorganization (the “Reorganization”), which provided for the reorganization of the Predecessor Fund into the Fund. As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund.

The Reorganization was accomplished by a tax-free exchange of 2,484,457 shares of the Predecessor Fund’s shares, valued at $36,114,880 for the exact same shares and value of the Fund’s shares. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Predecessor Fund were $36,114,880, including $12,341,735 of Net Unrealized Appreciation, $29,383 of Undistributed Net Investment Income, and $(1,840,139) of Accumulated Net Realized Loss.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)             Security Valuation – All investments in securities are recorded at their estimated fair value, as described in note 2.

b)            Options – The Fund’s option strategy consists of selling and purchasing put and call options on equity indexes and exchange-traded funds (“ETFs”). The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund’s participation in equity market gains. The Fund’s investment adviser seeks to reduce the overall volatility of returns for the Fund by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current fair value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and selling put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the investment adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By selling put options on equity securities, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the sold put options, but continue to bear the risk of declines in the value of underlying securities held by the Fund. The Fund will receive a premium from the purchaser of a covered call option sold, which they retain whether or not the option is exercised. The premium received from the sold options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

The Fund will incur a loss as a result of a written option (also referred to as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Please refer to the Fund’s prospectus for a full listing of risks associated with these instruments.

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2018

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c)             Exchange-Traded and Closed-End Funds - The Fund may invest in Exchange-Traded Funds (“ETFs”) and Closed-End Funds (“CEFs”). ETFs and CEFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses, and ETF and CEF shareholders, such as a Fund, pay their proportionate share of these expenses. Your cost of investing in a Fund will generally be higher than the cost of investing directly in ETFs and CEFs. By investing in a Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and CEFs in which a Fund invests in addition to a Fund’s direct fees and expenses. Also, with respect to dividends paid by the ETFs and CEFs, it is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

d)            Federal Income Taxes – The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of and during the year ended August 31, 2018, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the statement of operations. During the year ended August 31, 2018, the Fund did not incur any interest or penalties with respect to any tax matters. The Fund identifies its major tax jurisdictions as U.S. Federal and Delaware state.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended August 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

e)             Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.

f)             Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)            Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

h)            Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2.             SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2018

2.             SECURITIES VALUATIONS (continued)

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
●	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, closed-end funds and ETFs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as Level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Options that are thinly traded for which a mean price is not available are valued at the ask price or the bid price, whichever is available, and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2018

2.             SECURITIES VALUATIONS (continued)

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of August 31, 2018.

WP Large Cap Income Plus Fund Financial Instruments – Assets

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Common Stock (2)	$36,873,259	$—	$—	$36,873,259
Closed-End Funds (2)	1,824,481	—	—	1,824,481
Exchange-Traded Funds (2)	1,348,788	—	—	1,348,788
Put Options Purchased	70,000	—	—	70,000
Short-Term Investments	196,558	—	—	196,558
Total Assets	$40,313,086	$—	$—	$40,313,086

WP Large Cap Income Plus Fund Derivative Instruments – Liabilities

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Call Options Written	$2,098,370	$—	$—	$2,098,370
Put Options Written	2,095,800	—	—	2,095,800
Total Liabilities	$4,194,170	$—	$—	$4,194,170

(1)	As of and during the year ended August 31, 2018, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.
(2)	All common stock, CEFs and ETFs held in the Fund are Level 1 securities. For a detailed break-out of common stock by industry and CEFs and ETFs by investment type, please refer to the Schedule of Investments.

It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period. There were no assets or liabilities transferred into and out of any Levels during the year ended August 31, 2018.

3.             DERIVATIVES TRANSACTIONS

As of August 31, 2018, portfolio securities valued at $40,046,568 were held in escrow by the custodian as cover for options written by the Fund.

Derivative Type	Average Notional Value
Put Options Purchased	$141,423,692
Call Options Written	34,358,077
Put Options Written	75,750,385

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2018

3.             DERIVATIVES TRANSACTIONS (continued)

As of August 31, 2018, the location on the Statement of Assets and Liabilities for financial derivative instrument fair values is as follows:

Assets	Location	Equity Contracts	Total
Put options purchased	Investments, at value	$70,000	$70,000
Total Assets		$70,000	$70,000

Liabilities	Location	Equity Contracts	Total
Call options written	Options written, at value	$2,098,370	$2,098,370
Put options written	Options written, at value	2,095,800	2,095,800
Total Liabilities		$4,194,170	$4,194,170

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund during the year ended August 31, 2018, are recorded in the following locations in the Statement of Operations:

Net change in unrealized depreciation on:	Location	Equity Contracts	Total
Put options purchased	Options purchased	$(68,586)	$(68,586)
Call options written	Options written	98,696	98,696
Put options written	Options written	(13,163)	(13,163)
		$16,947	$16,947

Net realized gain (loss) on:	Location	Equity Contracts	Total
Put options purchased	Options purchased	$(472,364)	$(472,364)
Call options written	Options written	(2,667,264)	(2,667,264)
Put options written	Options written	2,985,830	2,985,830
		$(153,798)	$(153,798)

All open derivative positions at August 31, 2018 are reflected on the Fund’s Schedule of Investments, Schedule of Purchased Options and Schedule of Written Options. The following table present the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of August 31, 2018.

Liabilities:	Gross Amounts of Liabilities Presented in the Statement of Assets & Liabilities
	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities		Financial Instruments Pledged			Cash Collateral Pledged	Net Amount of Liabilities
Options Written Contracts	$4,194,170	(1)	$—	$4,194,170	(1)	$	$ 4,194,170	(2)	$—	$—
Total	$4,194,170	(1)	$—	$4,194,170	(1)	$	$ 4,194,170	(2)	$—	$—

(1)	Written options at value as presented in the Schedule of Written Options.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2018

4.            CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the Fund for the year ended August 31, 2018 were as follows:

WP Large Cap Income Plus Fund:	Sold	Redeemed	Reinvested	Net Increase
Institutional Class
Shares	296,471	(196,281)	59,558	159,748
Value	$4,093,289	$(2,695,904)	$823,099	$2,220,484

Transactions in shares of capital stock for the Fund for the year ended August 31, 2017 were as follows:

WP Large Cap Income Plus Fund:	Sold	Redeemed	Reinvested	Net Decrease
Institutional Class
Shares	265,483	(274,689)	3,987	(5,219)
Value	$3,152,335	$(3,226,309)	$46,163	$(27,811)

5.             INVESTMENT TRANSACTIONS

For the year ended August 31, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$4,513,338	$1,461,304

There were no government securities purchased or sold during the year.

6.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, the Adviser will receive a monthly management fee equal to an annual rate of 1.35% of the Fund’s net assets. Prior to the Reorganization, the Predecessor Fund also paid the Adviser a fee of 1.35% based on the Fund’s average daily net assets. For the year ended August 31, 2018, the Adviser earned $450,919 of advisory fees from the Fund and the Predecessor Fund.

  Effective August 20, 2018, the Adviser has entered into a contractual agreement with the Trust with respect to the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses associated with any proxies, mergers, reorganizations and other shareholder solicitation activities, litigation-related expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 2.50%. The Fund may, at a later date, reimburse the Adviser the management fees waived or limited and other expenses assumed and paid by the Adviser pursuant to the Expense Limitation Agreement during any of the previous three fiscal years, if the total annual fund operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the operating expense limit with respect to the average daily net assets of the Fund (or any lower expense limitation or limitations to which the parties may otherwise agree). The contractual agreement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ approval. The Adviser did not waive any of its fees or reimburse any expenses during the year ended August 31, 2018.

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2018

The Fund has entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”), formerly Matrix 360 Administration, LLC. Pursuant to the ICSA, M3Sixty will provide day-to-day operational services to the Fund including, but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund's portfolio securities; (d) pricing the Fund's shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund's legal compliance; (j) maintaining shareholder account records. Prior to the reorganization, the Predecessor Fund had entered into an ICSA with M3Sixty to provide the same services at the same fee levels.

For the year ended August 31, 2018, M3Sixty earned $130,235, including out of pocket expenses with $10,994 remaining payable at August 31, 2018.

Certain officers and a Trustee of the Predecessor Fund are also employees of M3Sixty. Certain officers and a Trustee of the Fund are also employees of M3Sixty and/or the Adviser.

The Fund has entered into a Distribution Agreement with Matrix 360 Distributors, LLC (“M3SixtyD”). Pursuant to the Distribution Agreement, M3SixtyD provides distribution services to the Fund. M3SixtyD serves as underwriter/distributor of the Fund. Prior to the Reorganization, M3SixtyD acted as the principal underwriter of the Predecessor Fund’s shares pursuant to a Distribution Agreement with 360 Funds Trust.

M3SixtyD is an affiliate of M3Sixty.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund may expend up to 0.25% for Institutional Class shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

The distribution plan for the Institutional Class shares of the Fund took effect August 20, 2018. For the period from August 20, 2018 through August 31, 2018, the Fund accrued $2,995 of 12b-1 expenses attributable to Institutional Class shares.

Prior to the Reorganization, the Predecessor Fund had adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Predecessor Fund expended up to 0.25% for Institutional Class shares of the Predecessor Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Predecessor Fund and the servicing of shareholder accounts, provided that the Predecessor Fund’s Trustees had approved the category of expenses for which payment was being made. During the period from September 1, 2017 through August 19, 2018, the Predecessor Fund accrued $80,509 of 12b-1 expenses attributable to its Institutional Class shares.

7.	TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at August 31, 2018 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$28,613,712	$12,513,386	$(814,012)	$11,699,374

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and tax treatment of derivatives.

The Fund’s tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at August 31, 2018, the Fund’s most recent fiscal year end, was as follows:

Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Post-October Loss and Late Year Loss	Total Distributable Earnings
$11,699,374	$—	$—	$—	$(770,210)	$10,929,164

The difference between book basis and tax basis unrealized appreciation (depreciation), and accumulated net realized losses from investments is primarily attributable to the tax deferral of losses on wash sales and tax treatment of derivatives.

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2018

7.	TAX MATTERS (continued)

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of August 31, 2018, the Fund elected to defer net capital losses as indicated in the chart below.

Post-October Losses	Post-December Losses
Deferred	Deferred
$770,210	$—

As of August 31, 2018, the Fund did not have any capital loss carryforwards available for federal income tax purposes.

In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present accumulated undistributed net investment income (loss) and accumulated realized losses on a tax basis which is considered to be more informative to the shareholder. As of August 31, 2018, the Fund recorded reclassifications to increase (decrease) the capital accounts as follows:

Net Investment Income	Net Realized Loss	Paid-in Capital
$(3,275)	$10,983	$(7,708)

The permanent differences were mainly due to return of capital distributions and redesignation of distributions.

During the year ended August 31, 2018, the Fund distributed $752,847 of ordinary income, $70,838 of long-term capital gains and $7,708 of return of capital distributions.

During the year ended August 31, 2017, the Fund distributed $46,285 of net investment income.

8.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

9.	SUBSEQUENT EVENTS

At the Board of Trustees meeting held on October 30, 2018, the Trustees unanimously approved a change in the Fund’s fiscal year end from August 31st to November 30th. Consequently, the Fund’s next annual report will only cover the period from September 1, 2018 through November 30, 2018.

In accordance with GAAP, Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of WP Large Cap Income Plus Fund and

Board of Trustees of WP Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, purchased options and written options, of WP Large Cap Income Plus Fund (the “Fund”), a series of WP Trust, as of August 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the periods ended August 31, 2015 and prior, were audited by other auditors whose report dated October 27, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 30, 2018

WINNING POINTS FUNDS	ANNUAL REPORT

ADDITIONAL INFORMATION

August 31, 2018 (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Fund is required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. The Fund paid $760,563 of ordinary income and $70,830 of long-term capital gains distributions during the year ended August 31, 2018.

Tax information is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2019 to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their own tax advisors.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

On February 28, 2018, a Special Meeting of Shareholders of the Predecessor Fund was held for the purpose of voting on the following proposals:

Proposal 1: To approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Predecessor Fund, a series of the 360 Funds Trust, to a newly created fund also called the WP Large Cap Income Plus Fund, which is a series of WP Trust, in exchange for shares of the Fund; and (b) the distribution of the shares of the Fund pro rata by the Predecessor Fund to its shareholders in complete liquidation of the Predecessor Fund.

Proposal 2: To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The total number of shares of the Predecessor Fund present in person or by proxy represented approximately 55.90% of the shares entitled to vote at the Special Meeting.

The shareholders of the Predecessor Fund voted to approve Proposal 1 and Proposal 2.

The votes cast with respect each Proposal were as follows:

For	Against	Abstain
1,376,542	742	—

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

ADDITIONAL INFORMATION

August 31, 2018 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. This section of the annual report provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund. The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling (877) 244-6235.

Trustees and Officers – Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Donald H. Baxter YOB : 1942	Trustee	Since 2015	President and Treasurer, Baxter Financial Corporation (investment advisor) (1989 to present).	Five	Director, Philadelphia Fund (1989-2010) Eagle Growth Shares, Inc. (1989-2009).
Ronald F. Rohe YOB : 1943	Trustee	Since 2015	Secretary and Chief Compliance Officer, Baxter Financial Corporation (investment advisor) (1990 to present).	Five	None
Michael G. Rogan YOB : 1963	Trustee	Since 2015	President, Rogan & Associates, Inc. (investment advisor) (1997 to present).	Five	None
Interested Trustees*
Charles S. Stoll YOB : 1955	President, Trustee	Since 2015	Managing Member and Chief Compliance Officer, Winning Points Advisors, LLC (1989 to present).	Five	None
Bradley J. Alden YOB: 1974	Trustee	Since 2015	Program Lead, Cooperative Threat Reduction Support Center, Culmen International, LLC (government services) (2010 to present).	Five	None
Officers
Stephen R. Roberts YOB : 1953	Chief Compliance Officer	Since 2018	Chief Compliance Officer, Matrix360 Distributors, LLC (2017 – present); Business Unit Compliance Consultant, State Street (2015 -2016); Chief Compliance Officer/Senior Compliance Principal, VSR Financial Services, Inc. (2005 – 2014).	N/A	N/A

* Mr. Stoll is an Interested Trustee because he is a managing member of Winning Points Advisors, LLC, the investment adviser to three funds in the Trust. Mr. Alden is an Interested Trustee because he has a familial relationship with a member of Winning Points Advisors, LLC, the investment adviser to four funds in the Trust.

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

ADDITIONAL INFORMATION

August 31, 2018 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS (continued)

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers (continued)
Andràs P. Teleki YOB : 1971	Secretary	Since 2016

Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, M3Sixty Distributors, LLC and M3Sixty Advisors, LLC (2015-present); Chief Compliance Officer and Secretary, 360 Funds (2015- present); Chief Compliance Officer and Secretary, M3Sixty Funds (2016-present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015); Partner, K&L Gates, (2009-2015).

				N/A	N/A
Justin J. Thompson YOB: 1983	Treasurer	Since 2017	Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2017-present); Treasurer, WP Trust (2017-present); Treasurer, Capital Management Investment Trust (2017-present); Treasurer, 360 Funds (2017-present); Officer of Fund Accounting – State Street Bank & Trust (2009-2016).	N/A	N/A
Larry E. Beaver, Jr. YOB: 1969	Assistant Treasurer	Since 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Chief Accounting Officer, Amidex Funds, Inc. (2003-Present); Assistant Treasurer, Capital Management Investment Trust (July 2017-Present); Assistant Treasurer, M3Sixty Funds Trust (July 2017-Present; Assistant Treasurer, WP Funds Trust (July 2017-Present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008-July 2017); Treasurer, M3Sixty Funds Trust (2015-July 2017); Treasurer, WP Trust (2015-July 2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008-2016).	N/A	N/A
Brandon J. Byrd YOB: 1981	Assistant Secretary and Anti-Money Laundering Officer	Since 2015	Chief Operating Officer, M3Sixty Administration LLC (2013-present); Anti-Money Laundering Compliance Officer, Monteagle Funds (2015-2016); Division Manager – Client Service Officer, Boston Financial Data Services (mutual fund service provider) (2010-2012).	N/A	N/A
Ted L. Akins YOB: 1974	Assistant Secretary	Since 2018	Director, Transfer Agency and Mutual Fund Operations, M3Sixty Administration, LLC (2012-present); Senior Client Service Advisor, Boston Financial Data Services (1999-2012).	N/A	N/A
John H. Lively YOB: 1969	Assistant Secretary	Since 2017	Attorney, Practus, LLP (law firm) (May 2018–present); The Law Offices of John H. Lively & Associates, Inc. (law firm) (2010-May 2018).	N/A	N/A

WINNING POINTS FUNDS	ANNUAL REPORT

WP Large Cap Income Plus Fund

ADDITIONAL INFORMATION

August 31, 2018 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS (continued)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Advisor will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC (the Funds’ principal underwriter) and M3Sixty Administration LLC. Each Trustee who is not an “interested person” receives a fee of $2,500 each year plus $200 per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings. Trustee compensation for the Fund’s fiscal year ended August 31, 2018 was as follows:

Name of Trustee1/Officer	Aggregate Compensation From the Fund[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Paid to Trustees[2]
Independent Trustees
Donald H. Baxter	None	None	None	None
Ronald F. Rohe	None	None	None	None
Michael G. Rogan	None	None	None	None
Interested Trustees and Officers
Charles S. Stoll	None	Not Applicable	Not Applicable	None
Bradley J. Alden	None	Not Applicable	Not Applicable	None

1 Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers five (5) series of shares.

2 Figures are for the period from August 20, 2018, Reorganization date, through August 31, 2018. The Fund anticipates that each Trustee will be paid $3,300 per year for their services. This amount will vary based on the number of meetings held in a fiscal year.

WINNING POINTS FUNDS	ANNUAL REPORT

INFORMATION ABOUT YOUR FUND’S EXPENSES - (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as the sales charge (load) imposed on certain subscriptions and the contingent deferred sales charge (“CDSC”) imposed on certain short-term redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), CDSC fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the period from 03/01/2018 through 08/31/2018

	Beginning Account Value (03/01/2018)	Annualized Expense Ratio for the Period	Ending Account Value (08/31/2018)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Institutional Class (+8.01%)	$1,000.00	2.91%	$1,080.10	$15.26
Hypothetical 5% Fund Return
Institutional Class	$1,000.00	2.91%	$1,010.50	$14.75

(a)	Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read it carefully before you invest or send money.

Total Fund operating expense ratios as stated in the current Fund prospectus dated August 20, 2018 for the Fund were as follows:
WP Large Cap Income Plus Fund Institutional Class shares	2.55%

Total Gross Operating Expenses during the year ended August 31, 2018 were 2.73% for the WP Large Cap Income Plus Fund Institutional Class shares. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 6) sections of this report for expense related disclosures during the year ended August 31, 2018.

WINNING POINTS FUNDS	ANNUAL REPORT

Approval of the Advisory Agreement for the WP Large Cap Income Plus Fund - (Unaudited)

The Board of Trustees (the “Board”) considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Winning Points Advisors, LLC (“WPA” or “Adviser”) in regard to the WP Large Cap Income Plus Fund (the “Large Cap Fund”). As part of this discussion, the Board noted that the Large Cap Fund would not begin operations until the WP Large Cap Income Plus Fund (the “Predecessor Fund”), a series of 360 Funds (the “Predecessor Trust”), was reorganized into the Large Cap Fund. The Board noted that the Large Cap Fund will be managed by WPA using the same investment strategy as employed by the Predecessor Fund.

The Board discussed the arrangements between WPA and the Trust with respect to the Large Cap Fund to be managed by WPA. The Board reflected on its discussions regarding the proposed Advisory Agreement, the anticipated expense limitation agreement and the manner in which the Large Cap Fund would be managed with a representative from WPA. The Board reflected on the fact that the Large Cap Fund has, to date, been effectively operating in the Predecessor Trust managed by WPA. The Board considered the operations of the Predecessor Fund and WPA’s services to the Predecessor Fund, noting that the Large Cap Fund will be managed substantially similar to the Predecessor Fund.

Legal Counsel to the Trust (“Counsel”) referred the Trustees to a memorandum from Counsel addressing the duties of the Trustees regarding the approval of the proposed Advisory Agreement, a questionnaire from Counsel to WPA and WPA’s responses to that questionnaire, a copy of WPA’s financial information, a fee comparison analysis for the Large Cap Fund and comparable mutual funds and the proposed Advisory Agreement and anticipated expense limitation agreement. Counsel reviewed with the Trustees the memorandum from Counsel and the proposed Advisory Agreement and an anticipated expense limitation agreement and outlined the types of information and factors that the Board should consider in deciding whether to approve the proposed Advisory Agreement. Counsel again discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the Advisory Agreement, including the following material factors: (i) the nature, extent and quality of the services to be provided by the Adviser with respect to the Large Cap Fund; (ii) the investment performance of the Predecessor Fund; (iii) the costs of the services provided and profits to be realized by WPA from its relationship with the Large Cap Fund; (iv) the extent to which economies of scale would be realized if the Large Cap Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Large Cap Fund’ investors; and (v) WPA’s practices regarding possible conflicts of interest and other benefits derived by WPA.

In assessing these factors and reaching its decisions, the Board took into consideration information specifically prepared and/or presented in connection with the approval process with respect to the Large Cap Fund, including information regarding the anticipated expense limitation agreement and the manner in which the Large Cap Fund would be managed. The Board requested and/or was provided with information and reports relevant to the approval of the proposed Advisory Agreement, including: (i) reports regarding the services and support to be provided to the Large Cap Fund and its shareholders; (ii)  assessments of the investment performance of any other clients of WPA that utilize investment strategies similar to those that would be utilized by the Large Cap Fund; (iii) a presentation by WPA’s management addressing the investment philosophy, investment strategy, personnel and operations to be utilized in managing the Large Cap Fund; (iv) disclosure information contained in the current prospectus of the Predecessor Fund and the Form ADV of WPA; and (v) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the proposed Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about WPA, including financial information, a description of personnel and the services to be provided to the Large Cap Fund, information on investment advice, performance, summaries of anticipated expenses for the Large Cap Fund, compliance program, current legal matters and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Large Cap Fund; (iii) the anticipated effect of size on the Large Cap Fund’ expenses; and (iv) benefits to be realized by WPA from its relationship with the Trust and the Large Cap Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the proposed Advisory Agreement and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the proposed Advisory Agreement, the Trustees considered numerous factors, including:

WINNING POINTS FUNDS	ANNUAL REPORT

Approval of the Advisory Agreement for the WP Large Cap Income Plus Fund - (Unaudited) (continued)

(1)       The nature, extent and quality of the services to be provided by WPA.

In this regard, the Board considered the responsibilities WPA would have under the Advisory Agreement. The Board reviewed the services to be provided by WPA to the Large Cap Fund, including, without limitation: WPA’s procedures for formulating investment recommendations and assuring compliance with the Large Cap Fund’ investment objective and limitations; its coordination of services for the Large Cap Fund among the Large Cap Fund’ service providers; and the anticipated efforts to promote the Large Cap Fund, grow assets and assist in the distribution of Large Cap Fund’ shares. The Board also considered the services provided by WPA to the Large Cap Fund prior to its reorganization into the Trust. The Board further considered: WPA’s staffing, personnel and methods of operating; the education and experience of WPA’s personnel; and WPA’s compliance program, policies and procedures. After reviewing the foregoing and further information from WPA, the Board concluded that the quality, extent and nature of the services to be provided by WPA was satisfactory and adequate for the Large Cap Fund.

(2)       Investment performance of the Large Cap Fund and WPA.

The Board noted that while the Large Cap Fund has not yet commenced operations in the Trust and no investment performance was available, the performance of the Predecessor Fund was relevant. The Board compared the performance of the Predecessor Fund for various periods during the Predecessor Fund’s existence with the performance of comparable funds with similar objectives and size managed by other investment advisers (e.g., Morningstar category averages). The Trustees also considered the consistency of WPA’s management of the Predecessor Fund with its investment objectives and policies. The Board noted that the Predecessor Fund was the top performer in its Large Value category for the 1-year period March 31, 2017 while it had slightly underperformed for the 3-year period. The Board noted that the Predecessor Fund was in the first quartile on a year-to-date and previous month basis. The Trustees noted that while the Adviser had accounts that utilized similar strategies, those accounts were not so substantially similar as to make for a meaningful comparison to those of the Predecessor Fund. Based on the foregoing, the Board concluded that the investment performance information presented for the Predecessor Fund was satisfactory.

(3)       The costs of the services to be provided and profits to be realized by WPA from its relationship with the Large Cap Fund.

In considering the costs of the services to be provided and profits to be realized by WPA from its relationship with the Large Cap Fund, the Trustees considered: WPA’s staffing, personnel and methods of operating; the financial condition of WPA and the level of commitment to the Large Cap Fund by WPA and its principals; the expected asset levels of the Large Cap Fund; and the projected overall expenses of the Large Cap Fund. The Trustees considered the financial statements of WPA and discussed the financial stability and productivity of the firm. The Trustees noted that WPA was profitable. The Trustees considered the fees and expenses of the Predecessor Fund (including the management fee) and the proposed fees and expenses of the Large Cap Fund (including the management fee) relative to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management and its size, among other factors. The Trustees noted that the proposed management fee of the Large Cap Fund was above the category mean, but it was within the range for the category that was considered. The Trustees noted the contemplated expense limitation agreement to be put into place for the Large Cap Fund. In considering the level of fee for the Large Cap Fund and the appropriateness thereof, the Board took into consideration the Adviser’s representations with respect to the complexity of the investment strategies utilized for the Large Cap Fund, including the fact that the options utilization for the Large Cap Fund is intended to generate additional return, while at the same time providing a degree of protection in the event of a major market event. In this regard, the Board concluded that this “alternatives” type strategy, as described by the Adviser at the Meeting, warranted the higher advisory fee. The Board also considered that the Large Cap Fund may invest in other investment companies. In this regard, the Board considered the nature of the services rendered and determined, based on the information provided by the Adviser in its response, as well as discussions with the Adviser, that the fees paid with respect to the Large Cap Fund was based on services provided that are in addition to, rather than duplicative of, the services provided by the investment advisers to the underlying investment companies in which the Large Cap Fund may invest.

Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to WPA by the Large Cap Fund were fair and reasonable in light of the surrounding circumstances.

WINNING POINTS FUNDS	ANNUAL REPORT

Approval of the Advisory Agreement for the WP Large Cap Income Plus Fund - (Unaudited) (continued)

(4)       The extent to which economies of scale would be realized as the Large Cap Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Large Cap Fund investors.

In this regard, the Board considered the Large Cap Fund’s fee arrangements with WPA. The Trustees determined that although the management fee would stay the same as asset levels increased, the shareholders of the Large Cap Fund would benefit from the expense limitation agreement anticipated to be put in place for the Large Cap Fund. The Trustees noted that the Large Cap Fund would benefit from economies of scale under its agreements with some of its service providers other than WPA as fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered WPA’s efforts to work with the Trust’s administrator to secure such arrangements for Large Cap Fund. The Trustees considered the management fees charged by WPA to separately managed accounts and that such fees were generally lower than the management fee to be charged to the Large Cap Fund. The Trustees also considered the difference in fees for the Large Cap Fund relative to similar separately managed accounts and made a business assessment that the differences were appropriate. Following further discussion of the Large Cap Fund’s expected asset levels, expectations for growth and levels of fees, the Board determined that the Large Cap Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable.

(5)       Possible conflicts of interest and benefits derived by WPA.

In considering WPA’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Large Cap Fund; the fact that WPA does not utilize soft dollars; the basis of decisions to buy or sell securities for the Large Cap Fund; and the substance and administration of WPA’s code of ethics. The Trustees noted that WPA identified no companies affiliated with WPA. Based on the foregoing, the Board determined that WPA’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. The Trustees noted that there were no benefits identified by WPA to the Board, other than receipt of advisory fees under the Advisory Agreement, in managing the assets of the Large Cap Fund.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Advisory Agreement with respect to the Large Cap Fund was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Advisory Agreement with respect to the Large Cap Fund.

WP TRUST

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

Winning Points Advisers, LLC

129 NW 13th Street

Suite D-26

Boca Raton, FL 33431

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Practus, LLP.

11300 Tomahawk Creek Parkway

Suite 310

Leawood, KS 66211

CUSTODIAN BANK

Fifth Third Bank

Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Ronald F. Rohe serves on its audit committee as the “audit committee financial expert” as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,000 with respect to the registrant’s fiscal year ended August 31, 2018 and $13,000 with respect to the registrant’s fiscal year ended August 31, 2017.

(b)	Audit-Related Fees. There were no fees billed during the fiscal year for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,500 with respect to the registrant’s fiscal year ended August 31, 2018 and $2,500 with respect to the registrant’s fiscal year ended August 31, 2017. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)

All Other Fees. The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $940 for the fiscal year ended August 31, 2018 and $850 for the fiscal year ended August 31, 2017. The fees were for the review of the Fund’s semi-annual report.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)

Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the for the last two fiscal years ended August 31, 2017 and August 31, 2016 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable, Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable, Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable, Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable, Fund is an open-end management investment company

ITEM 13.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WP Trust

By: Charles S. Stoll	/s/ Charles S. Stoll
Principal Executive Officer,
Date: November 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Charles S. Stoll	/s/ Charles S. Stoll
Principal Executive Officer
Date: November 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Justin Thompson	/s/ Justin Thompson
Principal Financial Officer
Date: November 2, 2018